                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 16, 1997
                                                      -----------------


                          Central Garden & Pet Company
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             (Exact name of registrant as specified in its charter)



          Delaware                  0-20242               68-0275553
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(State or other jurisdiction      (Commission File      (IRS Employer
of incorporation)                     Number)           Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California               94549
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code   (510) 283-4573
                                                     --------------


                                  Inapplicable
                                  ------------
          (Former name or former address if changed since last report)


Exhibit Index located on page 3
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On December 17, 1997, Central Garden & Pet Company issued a press release announcing the consummation of the acquisition of the outstanding stock of Kaytee Products Incorporated ("Kaytee"). Kaytee is a manufacturer of bird and small animal food products based in Chilton, Wisconsin.

Item 7.   Financial Statement and Exhibits
          --------------------------------

          (a)       Financial Statements - Not Applicable

          (b)       Pro Forma Financial Information - Not Applicable.

          (c)       See attached Exhibit Index.

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                                 EXHIBIT INDEX



Number         Exhibit
------         -------

1.1            Press Release dated December 17, 1997.

1.2            Stock Purchase Agreement dated as of
                December 10, 1997.*

* The schedules and exhibits to this agreement, as set forth in the Table of Contents located on page (i), have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By /s/ Robert B. Jones
                                 -----------------------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  December 19, 1997

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